                                                                   Exhibit 10(f)




--------------------------------------------------------------------------------

                                LIMITED GUARANTY

                           Dated as of March 31, 2000

                                       of

                              MINNESOTA POWER, INC.




                     --------------------------------------

                                 Lease Financing
                              for ADESA Corporation
                             Auto Auction Facilities


--------------------------------------------------------------------------------

                                LIMITED GUARANTY

         THIS LIMITED GUARANTY, dated as of March 31, 2000 (this "GUARANTY"), is made by MINNESOTA POWER, INC., a Minnesota corporation (the "GUARANTOR"), to SUNTRUST BANK, a banking corporation duly organized and validly existing under the laws of the State of Georgia (the "CREDIT BANK"), and ASSET HOLDINGS III, L.P., an Ohio limited partnership (the "LESSOR"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Participation Agreement dated as of the date hereof among the Lessor, ADESA Corporation, an Indiana corporation (the "LESSEE"), the Credit Bank and Cornerstone Funding Corporation I, a Delaware corporation (the "ISSUER"), as the same may be amended from time to time (the "PARTICIPATION AGREEMENT").

                                   WITNESSETH:

         WHEREAS, as contemplated by the Participation Agreement, the Lease, the Reimbursement Agreement, the Borrower Promissory Note and the other Operative Documents, at the request of the Lessee, (i) the Lessor has agreed to lease the Leased Property to the Lessee and the Lessee has agreed to lease the Leased Property from the Lessor pursuant to the Lease, (ii) the Issuer has agreed to issue and sell its Floating Rate Notes, Series 2000A, in the aggregate principal amount of $28,373,000 and lend the proceeds from the sale thereof to the Lessor to provide refinancing for certain indebtedness incurred by the Lessor in connection with its acquisition of the Leased Property, (iv) the Lessor has agreed to invest from its own equity resources an amount equal to the Contribution in the principal amount of $877,515.46, to pay certain costs related to the transactions contemplated by the Operative Documents, (v) the Credit Bank has agreed to issue the Letter of Credit to secure repayment of the Notes upon compliance with the other terms and conditions of the Operative
Documents, and (vi) the Lessor has in the Reimbursement Agreement agreed to reimburse the Credit Bank for Drawings under the Letter of Credit and to pay all Letter of Credit Liabilities.

         WHEREAS, as security for its obligations under the Reimbursement Agreement, the Lessor has, INTER ALIA, assigned all of its right, title and interest in the Lease to Credit Bank pursuant to the Assignment of Lease and Rents dated of even date herewith; and

         WHEREAS, for the purposes of this Guaranty, the term "GUARANTEED OBLIGATIONS" means at any time, subject to the limitations set forth in Section 1 below, any or all of the following, without duplication: (i) payment to the Lessor and the Credit Bank of, and performance of, all of the obligations of the Lessee under the Lease, the Assignment of Lease and Rents and the other Operative Documents, including but not limited to the payment of Rent (the amount of which includes, without limitation or duplication, the amount of all Drawings, all Letter of Credit Fees and all Letter of Credit Liabilities), the payment of the Lease Balance and the payment of the Recourse Deficiency Amount, at the times and in the circumstances under which the payment of such amounts is provided for in the Lease and the other Operative Documents, (iii) the payment and performance of the obligations of the Lessee to pay the applicable purchase price and purchase the Leased Property pursuant to the provisions of ARTICLES XI, XIV and XV of the Lease, and (iv) the payment and performance of all obligations of the Lessee under the Participation Agreement and the other Operative Documents, all without duplication and in accordance with the respective terms and provisions of the Lease, the Participation Agreement and the other Operative Documents; and

         WHEREAS, the Guarantor intends this Guaranty to be an inducement (i) for the Credit Bank to issue the Letter of Credit, which the Credit Bank would be unwilling to do if the Guarantor did not execute and deliver this Guaranty and (ii) for the Lessor to invest the Contribution and enter into the Lease, which the Lessor would be unwilling to do if the Guarantor did not execute and deliver this Guaranty.

         NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Guaranty, the Guarantor hereby agrees to be bound as follows:

         1. The Guarantor hereby unconditionally guarantees to the Credit Bank and the Lessor the due and punctual payment and performance of all of the Guaranteed Obligations, and further unconditionally guarantees and agrees with the Credit Bank and the Lessor that all sums due or payable by the Lessee in respect of the Guaranteed Obligations, together with any other sums which may become due and payable by the Lessee pursuant to any Operative Document with respect to the Guaranteed Obligations, but only to the extent provided in the Operative Documents, whether the same shall accrue before or after the filing of a proceeding under the Bankruptcy Code, shall be promptly paid in full (a) when due, whether at stated maturity, or on the Lease Termination Date, or by acceleration or otherwise, in accordance with the provisions of such Guaranteed Obligations and of the Operative Documents or (b) upon the occurrence of an Event of Default hereunder.

         Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that this Guaranty shall not constitute a guaranty of an amount in excess of the Recourse Deficiency Amount in the event that the Lessee shall (A) exercise the Remarketing Option in accordance with the provisions of SECTION 15.6 of the Lease, (B) timely comply with all of the obligations and satisfy all of the conditions set forth in SECTION 15.6 (i) through (xiii) of the Lease, including, without limitation, the timely payment in full of the Recourse Deficiency Amount pursuant to the provisions of SECTION 15.6(x) of the Lease and (C) return and surrender the Leased Property to the Lessor or, if applicable, the independent purchaser thereof, pursuant to, and in compliance with, the provisions of SECTION 15.8 of the Lease.

         This Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if for any reason any such sums, or any part thereof, shall not be paid promptly when due, the Guarantor shall pay the same to the Credit Bank to and in accordance with the provisions of the Guaranteed Obligations and the Operative Documents, regardless of any defenses or rights of set-off or counterclaim, regardless of whether the Credit Bank, the Lessor or any successor in interest of either of them, shall have taken any steps to enforce its or their rights against the Lessee, the Lessor or any other Person, to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also agrees to pay to the Credit Bank, the Lessor and such successors in interest such further amounts as shall be sufficient to cover the costs and expense of collecting such sums, or part thereof, or of otherwise enforcing this Guaranty, including, in any case, reasonable fees of their respective attorneys for all services rendered in that connection.

         If the Guarantor shall be required by Applicable Law to deduct any charges from or in respect of any sum payable hereunder to the Credit Bank, (i) the sum payable by the Guarantor shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) the Credit Bank receives an amount equal to the sum it would have been entitled to receive from the Lessee and the Lessor, as the case may be, under the Operative Documents had no such deductions been made, (ii) the Guarantor shall make such deductions, and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

         The obligations of the Guarantor hereunder shall be unaffected by, and shall remain in full force and effect in the event that, a bankruptcy court or other court of competent jurisdiction shall at any time determine that the transactions represented by the Lease and the other Operative Documents (i) do not constitute true leasing transactions, (ii) shall be treated as a financing or loan transaction or shall otherwise be recharacterized, or (iii) shall in any respect be held to be unenforceable in accordance with their respective terms.

         2. The Guarantor hereby unconditionally (a) waives any requirement that the Credit Bank first make demand upon, or seek to enforce remedies against, any other Person or any of the collateral or property of such other Person before demanding payment from, or seeking to enforce this Guaranty against, the Guarantor; (b) covenants that this Guaranty will not be discharged except by complete satisfaction by indefeasible payment in cash in full of all payment obligations of Guarantor contained in the Guaranteed Obligations and in the Operative Documents with respect to the Guaranteed Obligations; (c) agrees that, to the extent permitted by law, this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in whole or in part of the Guaranteed Obligations, any other Operative Document (and the Guarantor hereby waives any defense relating to the enforceability of the Operative Documents or any provision contained therein), or any limitation of the liability of the Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; (d) waives diligence, presentment and protest with respect to, and any notice of default in, the payment of any amount at any time payable under or in connection with the Guaranteed Obligations or any of the Operative Documents; and (e) agrees that each and every right, power and remedy given under this Guaranty or any other Operative Document shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing.

         3. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Credit Bank, until all of the Guaranteed Obligations have been indefeasibly paid and performed in full, the Guarantor shall not (a) be entitled to be subrogated to any of the rights of the Credit Bank against the Lessee, the Lessor or any other guarantor or in any collateral security or guaranty or right of offset held by the Credit Bank for the payment of any sums due in respect of the Guaranteed Obligations, or (b) seek any reimbursement or contribution from the Lessee, the Lessor or any other guarantor in respect of any payment, set-off or application of funds made by the Guarantor hereunder.

         4. The obligations, undertakings and conditions to be performed or observed by the Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Guaranteed Obligations and the other Operative Documents, all without notice to, or the further consent of, the Guarantor:

             (a) the waiver by the Lessor, the Credit Bank or any other Person of the observance or performance by the Guarantor of any of the obligations, undertakings or conditions contained in any of such Guaranteed Obligations or any of the Operative Documents, except to the extent of such waiver;

             (b) the waiver by the Lessor, the Credit Bank or any other Person, of the observance or performance by the Lessor or the Lessee of any of the obligations, undertakings or conditions contained in any such Guaranteed Obligations or any of the Operative Documents;

             (c) the extension, in whole or in part, of the time for payment of any amount owing or payable under any of the Guaranteed Obligations or any Operative Document or of any other sums or obligations under or arising out of or on account of the Guaranteed Obligations or any Operative Document except to the extent of such extension;

             (d) the  modification  or  amendment   (whether  material  or
         otherwise) of any of the obligations of the Lessor or the Lessee under or with respect to any of the Guaranteed Obligations or any of the Operative Documents, or the modification or amendment (whether material or otherwise) of any of the obligations of the Guarantor under any other Operative Document, except to the extent of such modification or amendment;

             (e) the taking or the  omission of any of the  actions  referred to in any Guaranteed Obligation or any other Operative Document (including, without limitation, the giving of any consent referred to therein);

             (f) any failure, omission, delay or lack on the part of the Lessor, the Credit Bank, or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Lessor, the Credit Bank or any other Person in any of Operative Documents or with respect to the Guaranteed Obligations or any action on the part of the Lessor, the Credit Bank, or any other Person granting indulgence or extension in any form;

             (g) the release or discharge of the Lessor, the Lessee, or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Lessor, the Lessee or any such Person under any Guaranteed Obligation or any other Operative Document by operation of law;

             (h) the receipt and acceptance by the Lessor, the Credit Bank, or any other Person of notes, checks or other instruments for the payment of money and extensions and renewals thereof;

             (i) any payment by the Lessee to the Credit Bank or the Lessor if such payment is held to constitute a preference under the bankruptcy laws, or if for any other reason Credit

         Bank or Lessor is required by a court of competent jurisdiction to refund such payment to the Lessor, the Lessee or pay the amount thereof to any other party ;

             (j) any action, inaction or election of remedies by the Lessor, the Credit Bank or any other Person which results in any impairment or destruction of any subrogation rights of the Guarantor, or any rights of the Guarantor to proceed against any other Person for reimbursement;

             (k) the surrender by the Lessor, the Credit Bank or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants, terms or conditions contained in the Operative Documents or affecting in any respect the Guaranteed Obligations;

             (l) any event or circumstance (other than payment) which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Ohio or any other jurisdiction;

             (m) any other circumstances whatsoever (with or without notice to or knowledge of the Guarantor) which constitute, or might be construed to constitute, an equitable or legal discharge of the Guarantor with respect to its obligations hereunder or under the other Operative Documents, in bankruptcy or in any other instance, except based on payment or performance;

             (n) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Guarantor or the Lessor and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Guarantor hereunder; or

             (o) any other cause, whether similar or dissimilar to the foregoing;

         5. It being the intention of the Guarantor that this Guaranty be absolute and unconditional in any and all circumstances and that this Guaranty shall be discharged only by the indefeasible payment in full of all sums with respect to which this Guaranty relates.

         6. Each of the following shall constitute an event of default ("EVENT OF DEFAULT"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

             (a) An Event of Default as defined in ARTICLE XIII of the Lease.

             (b) Any  default by the  Guarantor in the payment of any amount due hereunder which shall remain unremedied for five days after written notice to the Guarantor.

             (c) Any representation or warranty made by the Guarantor under this Guaranty or any other agreement, report, certificate, financial statement or other instrument referred to herein and furnished to the Credit Bank in connection herewith shall prove incorrect or misleading in any material respect when made and shall remain unremedied for five days after written notice to the Guarantor.

             (d) The  Guarantor   shall  default  in  the  performance  or
         observance of any agreement or covenant contained in this Guaranty (other than a covenant or agreement or default in the performance or observance of which is elsewhere in this Section 6 specifically addressed) and such default shall continue for a period of 10 days after written notice to the Guarantor.

             (e) The filing by the Guarantor of a petition for the appointment of a trustee with respect to itself or any of its property.

             (f) The making by the Guarantor of an assignment for the benefit of creditors.

             (g) The commencement by the Guarantor of a case in bankruptcy or insolvency or for compromise, adjustment or other relief under the laws of the United States or of any state relating to the relief of debtors.

             (h) The failure of the Guarantor to obtain the dismissal, within 60 days after service upon the Guarantor of any case commenced against the Guarantor (i) for the appointment of a trustee for the Guarantor, of any of its property or (ii) in bankruptcy or insolvency or for compromise, adjustment or other relief under the laws of the United States or of any state relating to the relief of debtors.

             (i) The failure of the Guarantor to generally pay its debts as such debts become due.

             (j) The making, or the attempted making, by the Guarantor of a fraudulent conveyance within the meaning of the Uniform Fraudulent Conveyances Act.

             (k) Any "Event of Default" (as defined in any such other Operative Document) under any of the Lease or any other Operative Document (after the expiration of all applicable cure and notice periods) and such "Event of Default" shall continue for a period of ten
         (10) days after the Guarantor's receipt of written notice thereof from the Credit Bank or the Lessor.

         7. Notice of acceptance of this Guaranty and notice of the execution and delivery of any other instrument referred to in this Guaranty, are hereby waived by the Guarantor.

         8. (a) If any Event of Default (other than an Event of Default specified above in Section 6(e) through (h) hereof inclusive) shall have occurred and be continuing, the Credit Bank may, in its sole discretion (i) require the Trustee to draw upon the full amount of the Letter of Credit then available to be drawn as provided in the Letter of

         Credit and the Indenture, (ii) declare all obligations of the Guarantor under this Guaranty to be immediately due and payable, whereupon all such obligations shall become immediately due and payable, and (iii) proceed first and directly against the Guarantor under this Guaranty without proceeding first or concurrently against the Lessee, the Lessor or any other guarantor, without exhausting any other remedies it may have (including, without limitation, any remedies under the Reimbursement Agreement or the other Operative Documents) or without resorting to any other security held by the Credit Bank.

             (b) If any Event of Default specified above in Section 6(e) through (h) hereof inclusive shall occur (i) all obligations of the Guarantor under this Guaranty shall immediately and automatically become due and payable, without notice of any kind, all of which are hereby expressly waived, and (ii) the Credit Bank may, in its sole discretion, (A) require the Trustee to draw upon the full amount of the Letter of Credit then available to be drawn as provided in the Letter of Credit and the Indenture, and (B) proceed first and directly against the Guarantor under this Guaranty without proceeding first or concurrently against the Lessee, the Lessor or any other guarantor, without exhausting any other remedies it may have (including, without limitation, any remedies under the Reimbursement Agreement or other Operative Documents) or without resorting to any other security held by the Credit Bank.

         9. In the event any payment by the Lessee, the Lessor or the Guarantor to the Credit Bank or the Lessor, as the case may be, is held to constitute a preference under the bankruptcy laws, or if for any other reason the Credit Bank or the Lessor, as the case may be, is required to refund by a court of competent jurisdiction any such payment or pay the amount thereof to any other Person, such payment to the Credit Bank or the Lessor, as the case may be, shall not constitute or effect a release of Guarantor from any liability hereunder, but this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment, as though such payment had not been made in the first instance, and Guarantor agrees to pay an amount equal to such payment to the Credit Bank or the Lessor, as the case may be. The provisions of this paragraph shall survive the termination of this Guaranty.

         10. The Guarantor does hereby represent and warrant that:

             (a) It is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its organization; it has corporate power to enter into and perform all agreements on its part herein contained; the execution, delivery and performance by Guarantor of this Guaranty has been authorized by all necessary and proper corporate action; the execution and delivery by Guarantor of this Guaranty does not, and its performance of the agreements herein contained will not, contravene or constitute a default under any agreement, indenture, commitment, provision of its organizational documents, or Requirements of Law to which it is a party or by which it is or may be bound, the failure of which could reasonably be expected to have a material adverse effect on the performance of its obligations hereunder.

             (b) This Guaranty is a valid,  legal and binding obligation of the
         Guarantor,   subject  only  to  certain  exceptions  in  the  event  of bankruptcy and the application of general principles of equity.

             (c) The waivers, representations, warranties, covenants, and agreements contained in this paragraph and this Guaranty are for the benefit of and may be enforced by the Credit Bank and the Lessor and their respective successors and assigns.

             (d) The Guarantor has such knowledge of the business and financial affairs of the Lessee as the Guarantor deems necessary to evaluate the risks of executing and delivering this Guaranty to the Credit Bank and the Lessor, and is capable of evaluating such risks by reason of the Guarantor's knowledge and experience. All information has been made available to the Guarantor by the Lessee which is necessary for the evaluation of such risks. The Guarantor has consulted with and received advice from legal counsel and financial advisers with respect to such risks and the Guarantor has not relied, and shall not rely in the future, upon the Lessor or the Credit Bank to conduct any investigation of the Lessee's financial condition or business prospects or to notify the Guarantor now or in the future of any adverse information with respect thereto which could increase the Guarantor's risk under this Guaranty.

         11. The Guarantor agrees to repay, to the extent included within the Guaranteed Obligations, all monies, including but not limited to reasonable attorneys' fees, paid by the Lessor in defense of any action asserted against the Lessor by the Lessee, as a debtor-in-possession, or by a trustee in bankruptcy in a proceeding brought under 11 U.S.C. Section 547 of the Bankruptcy Code for the recovery of monies received by the Lessor from the Lessee as a result of the Guarantor's obligations hereunder. The Guarantor further agrees to repay any monies paid by the Lessor in settlement of any such action or in satisfaction of any judgment rendered against the Lessor in such an action.

         12. The Guarantor hereby subordinates any and all claims which it now has, or in the future may acquire, as a creditor of any of the Lessee or Lessor, to the prior payment and satisfaction in full of this Guaranty. If, prior to the payment and satisfaction of this Guaranty, the Guarantor would, without reference to the provisions of this Section 12, be entitled to receive any payment on account of any claim of the Guarantor against the Lessee or any of its Subsidiaries, or the Lessor, all such payments shall be made instead to the Credit Bank until the Guaranteed Obligations have been paid and satisfied in full, and the Guarantor hereby so directs. If the Guarantor receives any payment on account of any claim of the Guarantor against the Lessee or any of its Subsidiaries, or the Lessor, the Guarantor shall immediately pay the same over to the Credit Bank to be applied to the payment or satisfaction of the Guaranteed Obligations, if any. Notwithstanding the foregoing, unless an "Event of Default" (as defined in the Participation Agreement) has occurred, and has not been either waived or acknowledged to have been cured in writing by the Credit Bank, the Guarantor may receive and retain payments from the Lessee or any of its Subsidiaries on account of any claim of the Guarantor against the Lessee or any such Subsidiary.

         13. This Guaranty shall remain in full force and effect until payment in full of all sums payable under and in respect of the Guaranteed Obligations, and all Operative Documents with respect to the Guaranteed Obligations by the Guarantor hereunder and the performance in full of all obligations of the Guarantor in accordance with the provisions of this Guaranty. This Guaranty is a guaranty of payment and not of collection merely.

         14. In case any provision of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and any other application thereof shall not in any way be affected or impaired thereby.

         15. TIME IS OF THE ESSENCE IN THIS GUARANTY AND THE TERMS HEREIN SHALL BE SO CONSTRUED. This Guaranty shall be binding upon the Guarantor and its successors and shall inure to the benefit of, and be enforceable by, the Credit Bank and its successors and assigns as to the obligations respectively owed and guaranteed hereunder. This Guaranty may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Guarantor and the Credit Bank, in compliance with the requirements set forth in the Participation Agreement. This Guaranty may be enforced as to any one or more defaults either separately or cumulatively. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         16. All notices, demands, requests, consents approvals and other instruments hereunder shall be given in the manner and at the appropriate address set forth in the Participation Agreement or at such other address as such party shall designate by notice to each of the other parties hereto.

         17. This Guaranty is made by the Guarantor solely to the Credit Bank and the Lessor and their respective successors and assigns, and may not be relied upon by any other person, firm, corporation or entity.

         18. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the amounts which the Guarantor is obligated to pay hereunder and notice of or proof of reliance by the Credit Bank upon this Guaranty or acceptance of this Guaranty. The indebtedness evidenced by the Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty, and all dealings between the Guarantor and the Credit Bank shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

         19. Notwithstanding anything to the contrary herein or in any other Operative Document, any payment by the Guarantor to the Lessor or the Credit Bank pursuant to any other Operative Document shall discharge dollar-for-dollar the related obligations of the Guarantor to the Credit Bank hereunder, and any payment by the Guarantor to the Credit Bank shall discharge dollar-for-dollar the related obligations of the Guarantor to the Lessor or the Credit Bank under any other Operative Document.

         20. The Guarantor hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty or any other Operative

Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia and appellate courts from any thereof, (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in SECTION 8.2 of the Participation Agreement or at such other address of which the other parties hereto shall have been notified pursuant to SECTION 8.2 of the Participation Agreement and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. The Guarantor, to the extent permitted by law, hereby irrevocably and unconditionally waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, among or between the parties hereto arising out of, in connection with, related to, or incidental to the relationship established among the parties in connection with this Guaranty, any other Operative Document or any other document executed or delivered in connection herewith or the transactions related hereto. This waiver shall not in any way affect, waive, limit, amend or modify the Guarantor's ability to pursue any remedies contained in this Guaranty, the other Operative Documents or any other agreement or document related hereto.

         21. The Guarantor acknowledges that (i) Lessor has assigned its rights under this Guaranty to the Credit Bank pursuant to the Assignment of Lease and Rents, and the Lessor and the Credit Bank, by their respective acceptances of this Guaranty, direct the Guarantor to make payments directly to the Credit Bank of amounts which at any time may become due to the Lessor hereunder and (ii) pursuant to the Assignment of Lease and Rents, the power to enforce the Lessor's rights hereunder has been irrevocably granted to the Credit Bank pursuant to the power of attorney set forth in SECTION 3 of the Assignment of Lease and Rents.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Guarantor has caused this Limited Guaranty to be duly executed as of the day and year first above written.

                                                   MINNESOTA POWER, INC.



                                                   By:  D. G. Gartzke
                                                      --------------------------
                                                   Its:
                                                       -------------------------